Note 11 - Rehabilitation Provisions - Movements in Rehabilitation Provisions (Details) - Provision for decommissioning, restoration and rehabilitation costs [member] - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2023	Nov. 30, 2022
Statement Line Items [Line Items]
Balance at the beginning of year	$ 791	$ 900
Accretion	35	19
Change in estimate	59	(145)
Foreign currency translation adjustments	3	17
Total	$ 888	$ 791